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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 8, 1996, which appears on page F-2 of the Registration Statement on Form SB-2 dated February 28, 1996 of Integrated Packaging Assembly Corporation.


/s/  Price Waterhouse LLP
- -------------------------------
PRICE WATERHOUSE LLP
San Jose, California
June 7, 1996